EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Sbarro, Inc. (the "Company") on Form 10-Q for the period ending July 14, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Steven B. Graham, Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to the best of my knowledge:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2)  The information  contained in the report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Company.

                                        /s/ Steven B. Graham
                                        ----------------------------------------
                                        Steven B. Graham
                                        Principal Accounting Officer
                                        August 23, 2002